UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

Of the Securities and Exchange Act of 1934

Date of Report: January 7, 2008

(Date of earliest event reported)

eGAIN COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-30260	77-0466366
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

345 E. Middlefield Road, Mountain View, California 94043

(Address of principal executive offices, including zip code)

(650) 230-7500

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

eGain Communications Corporation entered into an Amendment to the Loan and Security Agreement (the “Amendment”) on December 28, 2007 that amends the Loan and Security Agreement with Silicon Valley Bank dated October 24, 2004. In accordance with the Amendment, Silicon Valley Bank modified the credit limit of the loan agreement.

Item 9.01	Financial Statements And Exhibits

(d)	Exhibits

EXHIBIT NO. —	DESCRIPTION

10.1	Amendment to the Loan and Security Agreement with Silicon Valley Bank, dated as of December 28, 2007.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 7, 2008	eGAIN COMMUNICATIONS CORPORATION

	By:	/s/ Eric N. Smit
Eric N. Smit
Chief Financial Officer (Principal Financial Officer and Duly Authorized Signatory)

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment to Loan and Security Agreement with Silicon Valley Bank, dated as of December 28, 2007.

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